                                                                   EXHIBIT 99.22

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                   [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                 JUNE 24, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ACCREDITED

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                           415        $16,658,780    40.62%     9.708%     655       $40,142      99.00%     100.00%
Stated                         545        $22,784,319    55.56%    10.670%     674       $41,806      99.20%       0.00%
6 Month Bank Statements          1        $    14,461     0.04%     9.990%     801       $14,461     100.00%       0.00%
12 Month Bank Statements        35        $ 1,553,590     3.79%    10.181%     638       $44,388      98.95%       0.00%
                               ---        -----------   ------     ------      ---       -------     ------      ------
TOTAL:                         996        $41,011,150   100.00%    10.261%     665       $41,176      99.11%      40.62%
                               ---        -----------   ------     ------      ---       -------     ------      ------

DECISION ONE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                           151        $ 5,744,601    27.67%     9.295%     695       $38,044     99.33%      100.00%
Stated                         381        $15,018,934    72.33%    10.816%     682       $39,420     98.71%        0.00%
                               ---        -----------   ------     ------      ---       -------     -----       ------
TOTAL:                         532        $20,763,535   100.00%    10.395%     686       $39,029     98.89%       27.67%
                               ---        -----------   ------     ------      ---       -------     -----       ------

FIELDSTONE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                           235        $ 8,762,331    27.26%     9.880%     675       $37,287     98.55%      100.00%
Lite                             6        $   257,575     0.80%    10.150%     671       $42,929     99.15%        0.00%
Stated                         451        $20,361,729    63.36%    10.294%     693       $45,148     98.74%        0.00%
12 Month Bank Statements        33        $ 1,858,294     5.78%     9.951%     662       $56,312     98.22%        0.00%
24 Month Bank Statements        21        $   898,035     2.79%    10.140%     675       $42,764     96.91%        0.00%
                               ---        -----------   ------     ------      ---       -------     -----       ------
TOTAL:                         746        $32,137,964   100.00%    10.156%     685       $43,080     98.61%       27.26%
                               ---        -----------   ------     ------      ---       -------     -----       ------

FIRST NLC

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                            91        $ 3,184,542    14.96%    10.463%     647       $34,995     99.52%      100.00%
No Income Verification         338        $18,065,408    84.87%    11.227%     667       $53,448     98.85%        0.00%
24 Month Bank Statements         1        $    35,499     0.17%     9.490%     684       $35,499    100.00%        0.00%
                               ---        -----------   ------     ------      ---       -------    ------        -----
TOTAL:                         430        $21,285,449   100.00%    11.109%     664       $49,501     98.95%       14.96%
                               ---        -----------   ------     ------      ---       -------    ------        -----

FREMONT

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                            987       $24,584,105    59.66%    11.282%     617       $24,908     98.49%      100.00%
Stated                          358       $16,444,643    39.91%    12.448%     653       $45,935     99.78%        0.00%
Easy                             15       $   179,655     0.44%    12.337%     590       $11,977     94.13%        0.00%
                              -----       -----------   ------     ------      ---       -------     -----       ------
TOTAL:                        1,360       $41,208,403   100.00%    11.752%     631       $30,300     98.99%       59.66%
                              -----       -----------   ------     ------      ---       -------     -----       ------

HOMELOAN

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                           116        $ 4,922,675    29.84%    10.070%     655       $42,437     99.32%      100.00%
Stated                         321        $11,572,360    70.16%    10.213%     683       $36,051     99.59%        0.00%
                               ---        -----------   ------     ------      ---       -------     -----       ------
TOTAL:                         437        $16,495,035   100.00%    10.170%     675       $37,746     99.51%       29.84%
                               ---        -----------   ------     ------      ---       -------     -----       ------

MILA

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
DOCUMENTATION               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LEVEL                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------
Full                            606       $16,077,606    50.05%    10.806%     632       $26,531     99.39%      100.00%
Lite                             68       $ 2,267,674     7.06%    10.942%     650       $33,348     99.47%        0.00%
No Income Verification          494       $13,775,043    42.89%    12.335%     661       $27,885     98.71%        0.00%
                              -----       -----------   ------     ------      ---       -------     -----       ------
TOTAL:                        1,168       $32,120,322   100.00%    11.471%     646       $27,500     99.10%       50.05%
                              -----       -----------   ------     ------      ---       -------     -----       ------